UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported):      July 19, 2001
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                                 NVE Corporation
                                 ---------------
              (Exact name of registrant as specified in its charter)


                                    Minnesota
                                    ---------
                  (State or other jurisdiction of incorporation)



        0-12196                                                      41-1424202
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Commission File Number                                          I.R.S. Employer
                                                          Identification number

11409 Valley View Road, Eden Prairie, Minnesota                           55344
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(Address of principal executive offices)                             (Zip code)

Issuer's telephone number, including area code: (952) 829-9217
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Item 4. Changes in Registrant's Certifying Accountants.

The shareholders of NVE Corporation ("the Company") approved the engagement of Ernst & Young, LLP ("E&Y") as the Company's independent auditors at the Company's 2001 Annual Meeting of Shareholders on July 19, 2001 (the "Annual Meeting").

NVE Corporation was formed on November 21, 2000, with the merger of Nonvolatile Electronics, Incorporated ("Nonvolatile") and NVE Corporation, f/k/a Premis Corporation ("PREMIS"). Prior to the merger, E&Y was Nonvolatile's independent auditors, and PricewaterhouseCoopers, LLP ("PwC") was PREMIS' independent auditors.

The merger was accounted for using the reverse purchase method of accounting. As the Company issued shares of common stock of NVE Corporation in exchange for outstanding shares of common stock of Merged NVE, the pre-merger shareholders of the Company retain approximately 6% of the outstanding shares of common stock of the Company. In applying generally accepted accounting principles ("GAAP"), the merger was accounted for as a reverse acquisition by Merged NVE. Under GAAP, the merger is deemed to be equivalent, for accounting purposes, to Merged NVE's issuance of its capital stock in exchange for the fair market value of the assets and liabilities of the Company. Nonvolatile discussed the application of accounting principles in the merger with E&Y.

On March 20, 2001, prior to the formal engagement of E&Y as the Company's independent auditors, the Board of Directors, upon recommendation of the Company's Audit Committee, had engaged E&Y to act as the Company's independent auditors and to perform the Audit for the year ended March 31, 2001 on a contingent basis subject to approval by the shareholders at the Annual Meeting. The Board of Directors recommended the engagement of E&Y to the Company's shareholders to provide efficiency in the audit function following the merger as E&Y had been engaged by Nonvolatile as its independent auditor as of and for the years ended December 31, 1990 through the date of the merger.

On June 28, 2001, the Company informed PwC of the Board of Directors' approval of the dismissal of PwC as the Company's independent accountants and engagement E&Y effective July 19, 2000. The reports of PwC on PREMIS' financial statements for the fiscal-years ended March 31, 2000 and 1999 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. PwC did not audit or review any financial statements of PREMIS for any date or any period subsequent to March 31, 2000, nor did PwC provide any other professional services to PREMIS as of any date or for any period subsequent to the date of their report (June 26, 2000) on the financial statements as of and for the year ended March 31, 2000. Furthermore, PwC did not audit or review any financial statements of either the Company or Nonvolatile as of any date or for any period, nor did PwC provide any other professional services to the Company or Nonvolatile.

In connection with its audits of the financial statements of PREMIS for fiscal years ended March 31, 2000 and 1999 and through June 28, 2001, there were no disagreements with PwC within the meaning of Instruction 4 of Item 304 of Regulation S-B of the Securities and Exchange Commission ("SEC") on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to PwC's satisfaction, would have caused PwC to make reference to the subject matter of the disagreement in connection with its reports on PREMIS' financial statements. Furthermore, with respect to PREMIS, during the fiscal years ended March 31, 2000 and 1999, there were no "reportable events" (as defined in Item 304(a) (1) (iv) (B) of Regulation S-B of the SEC).

The Company has requested that PwC furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated July 16, 2001, is filed as Exhibit 16 to this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized:

                                              NVE CORPORATION

Date: July 20, 2001                       /s/ Daniel A. Baker
                                          -------------------
                                          By: Daniel A. Baker
                                          President and Chief Executive Officer